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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported): April 24, 2001



                     COMPUTER NETWORK TECHNOLOGY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



         Minnesota                      0-139944                 41-1356476
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(State or Other Jurisdiction          (Commission             (I.R.S. Employer
       of Incorporation)              File Number)           Identification No.)



         6000 Nathan Lane North, Minneapolis, MN             55442
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         (Address of Principal Executive Offices)          (Zip Code)



       Registrant's telephone number, including area code: (763) 268-6000


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.       OTHER EVENTS.

On April 24, 2001, Computer Network Technology Corporation issued a press release announcing the preliminary results for its first fiscal quarter ending April 30, 2001. The press release is attached as Exhibit 99 to this Form 8-K.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99    Press Release dated April 24, 2001 is attached.







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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


DATE:    April  26, 2001               COMPUTER NETWORK
                                       TECHNOLOGY CORPORATION


                                       By /s/ Gregory T. Barnum
                                          --------------------------------------
                                              Gregory T. Barnum
                                              Chief Financial Officer



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EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
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   99             Computer Network Technology Press Release dated April 24, 2001






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